SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 18, 2000



                           COMCAST LCI HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                        333-96804                        23-2094942
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(State or other                 (Commission file                  (IRS employer
jurisdiction of                      number)                      identification
incorporation)                                                          no.)



                  1201 Market Street, Suite 2201
                       Wilmington, Delaware                 19801
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            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (302) 594-8700
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Item 1.   CHANGES IN CONTROL OF REGISTRANT

On January 18, 2000, Comcast Corporation ("Comcast"), through its wholly owned subsidiary Comcast LCI Holdings, Inc. ("LCI Holdings"), completed the acquisition of Lenfest Communications, Inc. ("Lenfest"), the nation's ninth largest cable television operator (the "Acquisition") for approximately 121.4 million shares, subject to closing adjustments, of Comcast's Class A Special Common Stock, par value $1.00 per share. As part of the Acquisition, Lenfest merged with and into LCI Holdings, with LCI Holdings as the surviving corporation of the merger.

A press release announcing the completion of the Acquisition was issued by Comcast on January 18, 2000. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as
Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits.

                  (c)      Exhibits:

                  99.1     Press Release dated January 18, 2000.



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

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 21, 2000                     COMCAST LCI HOLDINGS, INC.

                                             By: /s/ William E. Dordelman
                                                 -----------------------
                                                 William E. Dordelman
                                                 Vice President

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
                                  EXHIBIT INDEX
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     99.1           Press Release dated January 18, 2000.




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